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                                                                    EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm

     We consent to the reference to our firm under the caption "Experts" and to the use of our audited report dated May 11, 2007 in the Registration Statement (Amendment No. 4 to Form SB-2) and related Prospectus of Seguso Holdings, Inc. dated October 4, 2007.

                                        /s/ Lazar Levine & Felix LLP
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                                        Lazar Levine & Felix LLP

New York, New York
October 4, 2007